September 13, 2019

Scharf Fund

Institutional Class	LOGIX

A series of Advisors Series Trust

Supplement to the Summary Prospectus dated January 28, 2019

Effective September 13, 2019, Scharf Investments, LLC, investment adviser to the Scharf Fund (the “Fund”), will be reducing the Fund’s minimum initial investment for the Institutional Class from $5 million to $1 million.

Accordingly, effective September 13, 2019, all references to the Fund’s Institutional Class minimum investment amount in the Summary Prospectus are updated to reflect the new investment minimum.

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Please retain this Supplement with the Summary Prospectus.